CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.

                                                                    Exhibit 10.1

                           PRODUCT PURCHASE AGREEMENT

                  This PRODUCT PURCHASE AGREEMENT (this "Agreement") is made and entered into effective as of November 22, 2000 (the "Effective Date"), by and between BROADCOM CORPORATION, a California corporation ("Supplier"), and GENERAL INSTRUMENT CORPORATION, a Delaware corporation ("Customer"), acting as the Broadband Communications Sector of Motorola, Inc. (Supplier and Customer are sometimes individually referred to as a "Party," and are collectively referred to as the "Parties").

                  A. Supplier and its Affiliates (as defined hereinafter) are in the business of developing and supplying integrated circuits and related products for cable modems.

                  B. Customer wishes to purchase, and Supplier and its Affiliates wish to supply, certain products for inclusion and integration within the products of Customer ("Customer Products") on the terms and conditions set forth herein.

                  NOW THEREFORE, in consideration of the mutual promises herein contained, the Parties agree:

         1. MINIMUM PURCHASE COMMITMENT AND AGREEMENT TO SELL.

                  1.1 Minimum Purchase Commitment; Agreement to Sell. Customer and the Customer Affiliates shall purchase from Supplier and its Affiliates the products identified in Exhibit A (such products together with any successor, enhanced or other derivative product made available to Customer by Supplier satisfying the Requirements (as defined in Exhibit A) and for which an agreement on price has been entered into pursuant to Section 1.4 are collectively referred to as the "Products") in amounts no less than the amounts set forth therein (the "Minimum Purchase Commitment") upon the terms and conditions set forth in this Agreement, including the Supply Terms (as defined in Section 1.7). Affiliates of the Customer (other than Customer Affiliates) shall also have the right to place orders for the Products with the Supplier, and Products purchased by such Affiliates shall be credited against the Minimum Purchase Commitment. Subject to the terms and conditions of this Agreement, Supplier shall sell to the Customer and Customer Affiliates the Products that are production qualified by Supplier, in accordance with the terms and conditions of the Supply Terms. For all purposes relating to the Minimum Purchase Commitment, products shall be considered to be "purchased" when they are shipped for revenue by Supplier or an Affiliate during the applicable period in fulfillment of purchase orders by Customer or its Affiliates.

                  1.2 Affiliates. As used herein, the term "Affiliate" means any partnership, joint venture, corporation or other form of enterprise, domestic or foreign, including but not limited to parents and subsidiaries (each, an "Entity"), which directly or indirectly Owns, is Owned by, or is under common Ownership with, the subject party or such other entities as the Parties may mutually agree in writing to be "Affiliates" hereunder. As used herein, the term "Own" means direct or indirect ownership in the aggregate of more than fifty percent (50%) of the voting securities of an entity. As used herein, the term "Customer Affiliate" means (i) any Entity which is Owned by Customer; (ii) any Entity which is an Affiliate of Customer to which any portion of the Customer's business having Requirements is transferred after the Effective

Date; (iii) any Entity which is an Affiliate of Customer which provides products to any of Customer's customers (or Affiliates of such customers) which are equivalent or substantially similar to the Customer Products and having Requirements (but excluding any such equivalent or substantially similar products which are provided by such Affiliates to such customers or Affiliates of such customers on the Effective Date); (iv) each of the following Entities and their respective Affiliates: General Instrument (Mexico), S.A. de CV and General Instrument of Taiwan, Ltd.; (v) such other entities as the Parties may mutually agree in writing to be "Customer Affiliates" hereunder; (vi) contract manufacturers, OEMS and other third parties who manufacture for Customer or any of the Entities listed in sections (i)-(v) the Customer Products having Requirements, but only to the extent they manufacture such Customer Products and in that capacity only (including, without limitation, Motorola Electronics PTE
Ltd). "Customer" means General Instrument Corporation, a wholly owned subsidiary of Motorola, Inc., and, subject to the next sentence, its permitted successors and assigns. For the avoidance of doubt, Motorola, Inc. is not an "Affiliate" or "Customer Affiliate" of General Instrument Corporation, as those entities are organized on the Effective Date, for purposes of this Agreement. In the event of a merger, other business combination, or a disposition of all or substantially all of the assets of Customer with or to another Entity, for purposes of determining the obligations of Customer under this Section, (i) the surviving Entity shall remain liable for all obligations of Customer and the Customer Affiliates hereunder, and (ii) the references to "Customer" shall mean that portion of the business of such surviving Entity (and its Affiliates) which constitutes, replaces and/or succeeds any business of Customer conducted prior to such merger, business combination, or disposition of assets. (For example, any Customer Product (or any modification, derivative or enhancement thereto) having Requirements that is manufactured or offered for sale by the surviving Entity is subject to the Requirements under this Agreement, if such Customer Product was developed, manufactured or offered for sale by Customer or a Customer Affiliate prior to the merger, combination or other disposition of assets.)

                  1.3 Availability. Customer and the Customer Affiliates shall not be required to purchase the Minimum Purchase Commitment to the extent in any particular calendar quarter Supplier and its Affiliates fail to accept or fulfill during such quarter, in accordance with the Supply Terms, the Product orders placed by the Customer during such quarter in accordance with the Supply Terms which substantially meet the form, fit and functional requirements of the Customer and/or Customer Affiliates. For the purposes of the foregoing sentence, once a Product substantially meets the form, fit, and functional requirements and has been production qualified by Supplier or its Affiliates, it shall become subject to the Minimum Purchase Commitment set forth in this Section and not before, and Customer shall cooperate with Supplier and/or its Affiliates to enable such Products to be qualified in a commercially reasonable time period.

                  1.4 Prices. The prices for the Products shall be as set forth in Exhibit A. For the avoidance of doubt, the prices set forth in Exhibit A only apply to the Supplier Products listed in Exhibit A. The Parties will mutually agree in writing upon the prices for any derivative, successor, enhanced or other product which becomes a Product under this Agreement.

                  1.5 Conditions to Customer's Minimum Purchase Commitment. The Customer's obligation to purchase the Minimum Purchase Commitment for any Product during any quarter shall be subject to Supplier's material compliance during such quarter with its obligations under the Supply Terms and Supplier's good faith effort during such period to maintain its competitive position with respect to that class of Product.

                  1.6 [Deleted by Amendment to Product Purchase Agreement dated January 1, 2002.]

                  1.7 Purchases and Sales of Products. All purchases and sales of Products by Customer, Supplier, and their Affiliates will be made in accordance with the supply terms attached hereto as Exhibit B (the "Supply Terms"). In the event of any conflict between the terms and provisions of the Supply Terms and any provision of this Agreement, the terms of this Agreement will govern.

                  1.8 No Resale. Products purchased hereunder are only to be used by Customer and its Affiliates for integration and inclusion in Customer's and its Affiliates' products and are not to be resold unless so integrated and included.

                  1.9 Returns. Any Product returned for refund or credit in any quarter (other than Products rightfully rejected or returned for warranty repair and not for refund or credit) shall be offset against the amount of orders placed for such Product by Customer and its Affiliates in calculating compliance with the Minimum Purchase Commitment for such quarter.

                  1.10 Audit. Each Party may engage an accounting firm to independently audit and inspect the books and records of the other Party and its Affiliates to verify the calculation of any amount by such other Party under this Article 1.

                  1.11 Periodic Review Meetings and Reports. The Parties will keep each other reasonably informed of their respective product roadmaps for products covered hereby and meeting the requirements of Customer and the Customer Affiliates hereunder the Products and the Customer Products, and Supplier and Customer will schedule formal product roadmap review meetings and deliver written product roadmap summaries, at mutually agreeable times at least quarterly during the term of the Agreement. As a material obligation under this Agreement, Supplier shall, within sixty (60) days following Customer's request, demonstrate the capability to deliver the following technology for next generation cable modem and set-top applications for Customer: [***].

                  1.12 [Replaced and superseded by Amendment to Product Purchase Agreement dated January 1, 2002.]

         2. GENERAL PROVISIONS.

                  2.1 Confidentiality.

                           (a) Duty to Hold in Confidence. Each Party
("Recipient") agrees that it will preserve in strict confidence and secure against accidental loss any Confidential Information disclosed by the other Party ("Disclosing Party") to Recipient. In preserving Disclosing Party's Confidential Information, Recipient will use the same standard of care it would use to secure and safeguard its own confidential information of similar importance, but in no event less than reasonable care. Any permitted reproduction of Disclosing Party's

--------------------
*Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential Information shall contain all confidential or proprietary legends which appear on the original. Recipient shall immediately notify Disclosing Party in writing in the event of any loss or unauthorized disclosure or use of Confidential Information.

                           (b) Permitted Disclosures. Recipient shall permit
access to Disclosing Party's Confidential Information solely to its employees, agents and contractors who (i) have a need to know such information; and (ii) have signed confidentiality agreements containing terms at least as restrictive as those contained in this Section 2.1. Recipient shall not disclose or transfer any Confidential Information to any third party without the specific prior written approval of Disclosing Party, except to the extent required by law or governmental or court order to be disclosed by Recipient, provided that Recipient gives Disclosing Party prompt written notice of such requirement prior to such disclosure and cooperates with Disclosing Party in the latter's attempt, if any, to prevent such disclosure or in obtaining a protective or similar order with respect to the Confidential Information to be disclosed. Recipient shall use Disclosing Party's Confidential Information disclosed hereunder solely for the purpose of fulfilling such Party's obligations and exercising such Party's rights under this Agreement.

                           (c) Obligation to Return Confidential Information.
Recipient acknowledges that Disclosing Party retains ownership of all Confidential Information disclosed or made available to Recipient. Accordingly, upon any termination, cancellation, or expiration of this Agreement, or upon Disclosing Party's request for any reason (other than in violation of this Agreement), Recipient shall return promptly to Disclosing Party the originals and all copies (without retention of any copy) of any written documents, tools, materials or other tangible items containing or embodying Confidential Information.

                           (d) Definition of Confidential Information. For
purposes of this Section 2.1 the term "Confidential Information" means any information disclosed by Disclosing Party to the Recipient, either directly or indirectly, in writing, orally or by inspection of tangible objects (including without limitation documents, prototypes, samples, plant and equipment), which is designated as "Confidential," "Proprietary" or some similar designation within thirty (30) days of its disclosure to the Recipient; provided, however, that any information relating to product and business plans and strategies (including proposed orders and pricing) shall be deemed to be Confidential Information whether or not so designated. Information communicated orally shall be considered Confidential Information if such information is designated, in writing, as being confidential or proprietary within thirty (30) days after the initial disclosure and, in any event, is reduced to or summarized in writing and confirmed to Recipient as being Confidential Information within thirty (30) days of the initial disclosure; provided, however, that any information relating to product and business plans and strategies (including proposed orders and pricing) shall be deemed to be Confidential Information whether or not so reduced to or summarized in writing. Confidential Information shall not, however, include any information which (i) was publicly known and available in the public domain prior to the time of disclosure to the Recipient by the Disclosing Party; (ii) becomes publicly known and available in the public domain after disclosure to the Recipient by Disclosing Party through no action or inaction of Recipient; (iii) is lawfully in the possession of Recipient at the time of disclosure by Disclosing Party; (iv) is independently developed by Recipient without use of or reference to Disclosing Party's Confidential Information; (v) is received by Recipient from a third party which Recipient has no reason to believe has a duty of confidentiality to the Disclosing Party;

(vi) is required by law to be disclosed by Recipient, provided that Recipient gives Disclosing Party prompt written notice of such requirement prior to such disclosure and cooperates with Disclosing Party in the latter's attempt, if any, to prevent such disclosure or in obtaining a protective or similar order with respect to the Confidential Information to be disclosed; or (vii) has been approved for disclosure by Disclosing Party.

                           (e) No Grant of Property Rights. Recipient recognizes
and agrees that, except as expressly set forth in this Agreement, nothing herein shall be construed as granting any property rights, by license or otherwise, to any of Disclosing Party's Confidential Information, or to any invention or any patent right that has issued or that may issue based on such Confidential Information or to decompile or reverse engineer any of the Disclosing Party's Confidential Information.

                           (f) Additional Terms. The obligations of the parties
under this Section 2.1 are intended to supplement, and shall not in any way limit or replace, the confidentiality obligations of either Party or its Affiliates under any other agreement between Supplier, Customer and/or their respective Affiliates.

                  2.2 Technology Escrow. Within thirty (30) days after the Effective Date, Supplier and Customer shall enter into a technology escrow agreement (the "Technology Escrow Agreement") with a mutually agreeable escrow agent which shall contain, as a minimum and without limitation, the terms and conditions set forth in this Section 2.1. The Technology Escrow Agreement shall provide, among other things, for the deposit with the escrow agent, for storage at such escrow agent's premises, of all materials reasonably required to manufacture the Products. Customer shall have a non-exclusive, irrevocable, perpetual (but only during the period that Supplier is unable to perform as described in clause (b) below) license allowing Customer's manufacturing subcontractor to make and to deliver the Product directly to Customer, for incorporation and use in its products (and for no other purpose or use), in the event that both of the following have occurred (a "Release Event"):

                           (a) The institution by Supplier or any Affiliate
involved in the performance of this Agreement of insolvency, receivership or bankruptcy proceedings or any other material proceedings for the settlement of its debts, including without limitation, a reorganization under the federal bankruptcy laws, a compromise or arrangement or assignment for the benefit of its creditors; the institution of such proceedings against Supplier or any such Affiliate, which such proceedings are not dismissed within ninety (90) days; Supplier or any such Affiliate making an assignment for the benefit of creditors; or Supplier's or such Affiliate's dissolution or ceasing to do business in the normal course; and

                           (b) Such event actually prevents the Products from
being delivered to Customer in substantial compliance with the Supply Terms.

                  2.3 Representations and Warranties.

                           (a) By Supplier. Supplier represents and warrants to
Customer and Customer Affiliates:

                                    (i) Corporate Authority. Supplier has the
right to enter this Agreement, is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and has by all necessary corporate action duly and validly authorized the execution and delivery of this Agreement and the performance of its obligations hereunder.

                                    (ii) Binding Obligation. This Agreement is
the valid and legally binding obligation of Supplier in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and similar laws and to general principles of equity which are within the discretion of courts of applicable jurisdiction.

                                    (iii) No Conflicts. The execution, delivery
and performance by Supplier of this Agreement and each other agreement, document, or instrument now or hereafter executed and delivered by Supplier pursuant thereto or in connection herewith will not: (a) conflict with or violate the organizational, formation and governance documents of Supplier or any provision of any law, rule, regulation, authorization or judgment of any governmental authority having applicability to Supplier or its actions; or (b) to Supplier's knowledge, conflict with or result in any breach of, or constitute a default under, any note, security agreement, commitment, contract or other agreement, instrument or undertaking to which Supplier is a party or by which any of its property is bound.

                                    (iv) No Litigation or Claims. As of the
Effective Date, there is no pending litigation or claim, nor to the best of Supplier's knowledge, the reasonable basis for any claim, against Supplier or its Affiliates with respect to the intellectual property to be used in the Products or any pending litigation or claim, or basis for any claim, that the exercise by Customer or the Customer Affiliates of any of the rights granted hereunder infringes any intellectual property of any third party.

                                    (v) Agreements with Employees. Supplier has
and will maintain with all Supplier's employees, agents, and consultants, written agreements sufficient to enable Supplier to perform its obligations hereunder with confidentiality terms at least as restrictive as those provided for the Parties under this Agreement.

                           (b) By Customer. Customer represents and warrants to
Supplier and its Affiliates:

                                    (i) Corporate Authority. Customer has the
right to enter this Agreement, is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and has by all necessary corporate action duly and validly authorized the execution and delivery of this Agreement and the performance of its obligations hereunder.

                                    (ii) Binding Obligation. This Agreement is
valid and legally binding obligation of Customer in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and similar laws and to general principles of equity which are within the discretion of courts of applicable jurisdiction.

                                    (iii) No Conflicts. The execution, delivery
and performance by Customer of this Agreement and each other agreement, document, or instrument now or hereafter executed and delivered by Customer pursuant thereto or in connection herewith will not: (i) conflict with or violate the articles or certificate of incorporation or by-laws of Customer or any provision of any law, rule, regulation, authorization or judgment of any governmental authority having applicability to Customer or its actions; or (ii) to Customer's knowledge, conflict with or result in any breach of, or constitute a default under, any note, security agreement, commitment, contract or other agreement, instrument or undertaking to which Customer is a party or by which any of its property is bound.

                           (c) Disclaimer. EXCEPT AS EXPRESSLY SET FORTH ABOVE
IN THIS SECTION 2.3 OR ELSEWHERE IN THIS AGREEMENT OR IN ANY EXHIBITS HERETO, NEITHER PARTY MAKES ANY WARRANTY OR REPRESENTATION OF ANY KIND TO THE OTHER PARTY WHETHER EXPRESS, IMPLIED, STATUTORY OR IN ANY OTHER PROVISION OF THIS AGREEMENT, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

                  2.4 Indemnification.

                           (a) General Indemnification by Customer. Subject to
Section 2.5, Customer hereby agrees to indemnify, hold harmless and defend Supplier and its Affiliates against and in respect of any and all claims, damages, demands, liabilities, losses, costs and expenses (including reasonable attorneys' fees, litigation expenses and expert witness fees) (collectively, "Losses"), in each case arising out of or based upon or relating or pertaining to:

                                    (i) the inaccuracy in any material respect
of any representation or warranty made by Customer in Section 2.3 of this Agreement; or

                                    (ii) the breach by Customer or any of its
Affiliates of any material agreement or covenant contained in this Agreement.

                           (b) General Indemnification by Supplier. Subject to
Section 2.5, Supplier hereby agrees to indemnify, hold harmless and defend Customer and its Affiliates against and in respect of any and all Losses, in each case arising out of or based upon or relating or pertaining

                                    (i) to the inaccuracy in any material
respect of any representation or warranty made by Supplier in Section 2.3 of this Agreement; or

                                    (ii) the breach by Supplier or any of its
Affiliates of any material agreement or covenant contained in this Agreement.

                           (c) Product Indemnification by Supplier. Subject to
Section 2.5, Supplier agrees to defend, indemnify and hold Customer and its Affiliates harmless against and in respect of any and all Losses (including without limitation Losses resulting from any indemnification by Customer of its customers and distributors) arising out of or based upon or relating or pertaining to any claim that the manufacture, sale, importation or use of the Products supplied by Supplier (either directly or by or through its Affiliates) to Customer hereunder infringes the patent, copyright, trademark, trade secret or other proprietary rights of any third party, except that Supplier shall have no such indemnification obligation with respect to (a) any infringement arising from the use by Customer or its Affiliate of the Product in combination with other components supplied by Customer or its Affiliate or any third party or (b) any infringement resulting from or relating to any intellectual property which may be supplied by Customer for use by Supplier in the Products pursuant to the terms of any written agreement between Supplier and Customer.

                           (d) Product Indemnification by Customer. Subject to
Section 2.5, Customer agrees to defend, indemnify and hold Supplier and its Affiliates harmless against and in respect of any and all Losses (including without limitation Losses resulting from any indemnification by Supplier of its customers and distributors) arising out of or based upon or relating or pertaining to any claim that the manufacture, sale, importation or use of the Products supplied by Supplier (either directly or by or through its Affiliates) to Customer and/or its Affiliates infringes the patent, copyright, trademark, trade secret or other proprietary rights of any third party to the extent that such claim arises from the use by Customer or its Affiliates of the Product in combination with other components supplied by Customer or its Affiliate or any third party, or any infringement resulting from or relating to any intellectual property which may be supplied by Customer for use by Supplier in the Products pursuant to the terms of any written agreement between Supplier and Customer or their Affiliates.

                           (e) Indemnification Procedures. A Party seeking
indemnification pursuant to this Agreement (the "Indemnified Party") shall give reasonably prompt written notice to the Party from whom such indemnification is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any action, suit or proceeding, in respect of which indemnity may be sought hereunder, and shall give the Indemnifying Party such information with respect thereto as the Indemnifying Party may reasonably request, but no failure to give such notice shall relieve the Indemnifying Party of any liability hereunder, except to the extent that the Indemnifying Party has suffered actual prejudice thereby. The Indemnifying Party shall have the right to undertake the defense of any such claim asserted by a third person, and the Indemnified Party shall cooperate in such defense and make available all personnel, records and materials reasonably requested by the Indemnifying Party in connection therewith at the Indemnifying Party's expense. The Indemnified Party shall be entitled to participate in such defense, but shall not be entitled to indemnification with respect to its own costs and expenses of participating in such defense if the Indemnifying Party shall have assumed the defense of the claim with counsel reasonably satisfactory to the Indemnified Party. The Indemnifying Party shall not be liable for any claim settled without its consent, which consent may not be unreasonably withheld. The Indemnifying Party may settle any claim without the consent of the Indemnified Party, but only if the sole relief awarded is monetary damages.

                           (f) Benefit of Intellectual Property Rights. In the
event that Supplier or its Affiliate is indemnifying Customer and/or its Affiliates against any claims hereunder, Customer agrees to reasonably assist Supplier and its Affiliates in defending against such claim(s).

                  2.5 Limitation of Liability.

                           (a) IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY
TO THE OTHER PARTY, ITS AFFILIATES, ITS CUSTOMERS OR ANY THIRD PARTY ON ANY CAUSE OF ACTION RELATING TO THIS AGREEMENT FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR SPECULATIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR LOSS OF PROFITS OR USE, BUSINESS INTERRUPTION, OR LOSS OF GOODWILL, IRRESPECTIVE OF WHETHER SUCH DAMAGES ARISE UNDER CONTRACT, TORT, STATUTE, OR OTHERWISE AND WHETHER OR NOT THE PARTY HAS ADVANCE NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE PARTIES ACKNOWLEDGE THAT THIS LIMITATION ON POTENTIAL LIABILITIES WAS AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

                           (b) EXCEPT FOR PERSONAL INJURY CAUSED BY SUPPLIER'S
NEGLIGENCE, OR WITH RESPECT TO SECTION 2.4(C) ABOVE, IN NO EVENT SHALL SUPPLIER'S CUMULATIVE LIABILITY TO CUSTOMER OR ITS AFFILIATES UNDER ANY PURCHASE ORDER PLACED PURSUANT TO THIS AGREEMENT EXCEED THE AGGREGATE AMOUNT PAID TO SUPPLIER UNDER THAT PURCHASE ORDER, EVEN IF A TERM OF THE PURCHASE ORDER FAILS OF ITS ESSENTIAL PURPOSE.

                           (c) WITH RESPECT TO CLAIMS UNDER SECTION 2.4(C) AND
(D) ABOVE, IN NO EVENT SHALL THE LIABILITY OF EITHER PARTY TO THE OTHER PARTY OR ITS AFFILIATES EXCEED [***].

                  2.6 Assignment. This Agreement is binding upon and inures to the benefit of the Parties and their respective successors and permitted assigns, provided, however, that neither Party may assign or delegate any of its rights or obligations under this Agreement without the prior written consent of the other Party; provided that such consent shall not be unreasonably withheld, delayed or conditioned in the case of an assignment and delegation by either Party of all (but not part) of its rights and obligations hereunder in conjunction with a merger or disposition of all or substantially all of its assets (whether by merger, sale or other form of transaction). It shall be a condition to the effectiveness of any such assignment and delegation by any Party that the assignee and delegate enter into a written agreement to be bound by the assigning Party's obligations under this Agreement and confirming the representations and warranties of the assigning Party set forth in this Agreement, all in form and substance reasonably acceptable to the non-assigning Party. Any assignment or delegation in violation of this Section 2.6 shall be null and void.

-----------------
*Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                  2.7 Notices. All notices and consents required or desired to be given or made hereunder must be in writing and will be deemed validly given only if delivered by hand or sent by reliable overnight commercial courier (such as, but not limited to, Federal Express and DHL), or confirmed facsimile to the following addresses:

                  To Supplier:

                  Broadcom Corporation
                  16215 Alton Parkway
                  Irvine, California 92618
                  Attention: President
                  Facsimile: (949) 450-8715

                  To Customer:

                  Motorola, Inc.
                  101 Tournament Drive
                  Horsham, Pennsylvania 19040
                  Attention:  [***]
                  Facsimile:  (215) 323-0672

Notice delivered by hand will be deemed to have been received by the addressee on the date delivered. Notice given by reliable overnight commercial courier will be deemed to have been given by the addressee on the day upon which it is received (or the next business day, if not received on a business day). Notice given by confirmed facsimile will be deemed to have been received by the addressee on the business day following the day on which it was sent.

                  2.8 Governing Law and Dispute Resolution.

                           (a) Mandatory Mediation. Unless the parties otherwise
agree in writing, any dispute, controversy, or claim, regardless of the legal or equitable theory involved, arising out of or with reference to this Agreement, or the interpretation, making, performance, breach or termination thereof (a "Disputed Matter") shall be subject to confidential mandatory non-binding mediation proceedings, in accordance with Section 2.8(b), prior to the initiation of any litigation or other proceeding in any court of law or equity. Notwithstanding the foregoing, before or during the mediation any Party may apply to any of the courts described in Section 2.8(d) for a temporary restraining order, preliminary injunction, permanent injunction or other equitable relief where such relief is reasonably required to protect its interests pending completion or termination of the mediation proceedings.

                           (b) Mediation Procedures. Each Party agrees that,
prior to the initiation of any litigation against the other Party or its Affiliates with respect to any Disputed Matter or the relationship between the Parties (including its commencement and termination), whether based on breach of covenant, breach of an implied covenant or other theories, the Parties shall attempt to amicably resolve the claim through confidential mandatory non-binding mediation. To this end, each Party will make available one or more members of such Party's senior management who shall have expertise in the subject matter of the claim or dispute

-------------------
*Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(e.g., a Party's senior technical officer in the event of a claim or dispute related to technology or a Party's senior finance executive in the event of a claim or dispute related to financial matters) and who shall be authorized to enter into negotiations with respect to the claim or dispute. If the Parties are not able to resolve the claim or dispute in this manner within thirty days of the initiation of negotiations, they shall submit such claim or dispute to confidential non-binding mediation before a single mediator in accordance with the Commercial Mediation Rules of the American Arbitration Association ("AAA") then in effect. The Parties shall agree on a mediator within fifteen (15) days of notice that a Party intends to seek mediation. If the Parties cannot agree on a mediator, the mediator shall be selected using the methods provided in the Commercial Mediation Rules of the AAA. Unless the Parties shall otherwise agree, the mediator shall be a partner or principal of a nationally recognized firm of independent certified public accountants from the management advisory services department (or comparable department or group) of such firm with at least five
(5) years of recent experience in the subject matter of the claim or dispute; and provided further that such firm cannot be any firm of certified public accountants that has audited the financial statements or books and records of either Party or provided management or advisory services for either Party within the last three years or that is engaged or reasonably expected to do so for either Party for the current year. The Parties agree that the mediation proceeding will be attended by one or more members of such Party's senior management who meet the qualifications set forth above and who shall be authorized to enter into negotiations with respect to the claim or dispute. The fees of the mediator shall be borne equally by each Party.

                           (c) Governing Law. This Agreement shall be governed
by and construed under the laws of the State of California, without reference to conflict of laws principles.

                           (d) Exclusive Jurisdiction and Venue. Any action or
other proceeding brought with respect to a Disputed Matter shall be brought and heard only in an appropriate state or federal court located in the Counties of Los Angeles or Orange, California, or in the County of New York, New York. The parties hereto acknowledge that such courts have the exclusive jurisdiction to interpret and enforce the provisions of this Agreement, and the parties waive any and all objections that they may have as to personal jurisdiction or venue in any of the above courts.

                  2.9 Waiver. The failure of either Party at any time to insist upon strict performance of any of the terms and conditions contained in this Agreement will not be deemed a waiver of its right at any time thereafter to insist upon strict performance.

                  2.10 Independent Contractors. The relationship of the Parties established by this Agreement is that of independent contractors, and nothing contained in this Agreement will establish the Parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or allow either Party to create or assume any obligation on behalf of the other Party for any purpose whatsoever.

                  2.11 Confidentiality of Agreement. Each Party agrees that the text, terms and conditions of this Agreement shall be treated as Confidential Information; provided, however, that each Party may disclose the mere existence of this Agreement to the extent required by law and may disclose the text, terms or conditions of this Agreement: (i) in confidence, to legal counsel, other professional advisors, accountants, and banks; (ii) in connection with the enforcement of this Agreement; or (iii) in confidence, in connection with a merger or acquisition or proposed merger or acquisition. Notwithstanding the foregoing, the Parties agree that no announcement or other public disclosure of the existence or terms of this Agreement shall be made until the Parties have agreed upon the text of such disclosure.

                  2.12 Entire Agreement. This Agreement and the Exhibits hereto are the complete agreement of the Parties relating to the subject matter hereof. This Agreement supersedes and governs any other prior or collateral agreements between the Parties hereto with respect to the subject matter hereof. Any waiver, amendment or modification to this Agreement must be in writing and be executed by each Party.

                  2.13 Force Majeure.

                           (a) Neither Party to this Agreement shall be held
responsible for any failure or delay in performance under this Agreement where such performance is rendered impracticable by any act of war, compliance with laws, governmental acts or regulations, fire, flood, other natural disaster, epidemic, strikes and other causes similar to those listed, in each case where failure to perform is beyond the control, and not caused by the negligence, of the nonperforming Party ("Force Majeure").

                           (b) Upon the occurrence of an event of Force Majeure,
the Party whose performance is so affected shall promptly give notice to the other Party of the occurrence or circumstance upon which it intends to rely to excuse its performance. Duties and obligations of both Parties shall be suspended for the duration of the Force Majeure.

                           (c) During the Force Majeure, the Party so affected
shall use its reasonable best efforts to avoid or remove such Force Majeure and shall use its reasonable best efforts to resume its performance under this Agreement with the least possible delay. If one Party is prevented to fulfill its obligations under this Agreement by one of the Force Majeure causes for a period exceeding [***] days after such obligation is due, the other Party may at its option terminate this Agreement upon [***] days' advance written notice.

                           (d) The provisions of this Section 2.13 shall govern
in the event of any Force Majeure, and the Parties each hereby waive any other defense or excuse for non-performance on grounds of implausibility or impossibility.

                  2.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

                  2.15 Term; Termination.

                           (a) Term. This Agreement shall have a term
coterminous with the quarters indicated on Exhibit A and shall expire 30 days after the end of the last quarter set forth on Exhibit A, unless terminated earlier in accordance with the provisions of this Agreement.

-----------------
*Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                           (b) Termination of Agreement for Material Breach.
This Agreement may be terminated at any time immediately for a material breach of this Agreement by one Party after the other Party's failure to cure such breach within [***] days after receiving written notice thereof (or a plan to cure has not been reasonably agreed upon by the Parties within such [***] days, which agreement shall not be unreasonably withheld, delayed or conditioned). Without implication as to what other actions or inactions on the part of either of the Parties constitutes or does not constitute a material breach of this Agreement, Customer agrees that any individual default in the performance by Supplier of any of its obligations to supply products pursuant to a particular purchase order shall not, without more, constitute a material default in Supplier's obligations under this Agreement. To the extent that Supplier's repeated defaults in the performance of its obligations under purchase orders shall constitute a material default, such material default shall be deemed to be only with respect to the particular Product(s) that are the subject of such defaults, and Customer's remedy in such event shall be to terminate its Minimum Purchase Commitment under this Agreement only as and to the extent it relates to such Product(s). This Agreement shall remain in full force and effect in all other respects, including with respect to Customer's purchase obligations for other Products.

                           (c) Survival. The rights and obligations contained in
the following Sections shall survive termination or expiration of this Agreement for any reason: Sections 2.1, 2.3, 2.4, 2.5, 2.6, 2.8, 2.11, 2.12, 2.15, 2.16,
2.17, 2.18 and 2.19 of this Agreement.

                  2.16 Joint Work Product. This Agreement is the joint work product of the Parties hereto; accordingly, in its interpretation, no inferences will be drawn against either Party based upon its drafting of the provision(s) at issue.

                  2.17 No Third Party Beneficiaries. Unless otherwise expressly provided, no provisions of this Agreement are intended or shall be construed to confer upon or give to any person or entity other than Customer and Supplier and, to the extent specifically so provided, their respective Affiliates, any rights, remedies or other benefits under or by reason of this Agreement.

                  2.18 Export Control. Each Party agrees to comply with the U.S. Foreign Corrupt Practices Act and all export laws, restrictions, national security controls and regulations of the United States and other applicable foreign agency or authority, and not to export or re-export, or allow the export or re-export of, any technology, data, Products, or Confidential Information, in violation of any such restrictions, laws or regulations.

                  2.19 Non-Solicitation. During the [***], neither Party (i.e. Broadcom Corporation or General Instrument Corporation) shall solicit the employment of any person who is an employee of the other Party; provided, that nothing contained in this Section 2.19 shall preclude a Party from advertising employment opportunities or similar generally solicitation, soliciting an employee of the other Party who first approaches the soliciting Party regarding employment as a result of general advertising or solicitation (whether through print advertisements, website postings, general knowledge or awareness of employment opportunities or otherwise), or soliciting any employee whose employment is terminated; and, provided further, that nothing contained herein shall prohibit a Party from making offers of employment to persons who first approach that Party regarding employment. In the event of a merger, other

-----------------
*Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

business combination, or a disposition of all or substantially all of the assets of a Party with or to another entity, for purposes of determining the obligations of the Supplier and Customer under this Section 2.19, (i) the surviving entity's obligations shall be limited to the employees of such entity who were employees of Supplier or Customer, as applicable, immediately prior to such merger, business combination, or disposition of assets, and (ii) the obligation of the surviving entity hereunder shall extend only to that portion of the business of the surviving entity comprising the business of Customer or Supplier, as applicable, immediately prior to such merger, business combination, or disposition of assets.

                           [INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

GENERAL INSTRUMENT CORPORATION             BROADCOM CORPORATION
acting as the Broadband
Communications Sector of Motorola, Inc.

By: /s/                                    By: /S/
   --------------------------------           --------------------------------
Name: [***]                                Name: Tim Lindenfelser
     ------------------------------             ------------------------------
Title: [***]                               Title: Vice President and General
      -----------------------------               Manager, Broadband
                                                  Communications Business Unit
                                                 -----------------------------

--------------
* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                     EXHIBIT A TO PRODUCT PURCHASE AGREEMENT

                PRODUCTS, PRICES AND MINIMUM PURCHASE COMMITMENT

       [REPLACED AND SUPERSEDED BY AMENDMENT TO PRODUCT PURCHASE AGREEMENT
                             DATED JANUARY 1, 2002]

                                    EXHIBIT B

                                  SUPPLY TERMS

                  (a) Terms and Conditions. All purchases of Products by Customer from Supplier during the term of the Agreement shall be subject to the terms and conditions of the Agreement, including these Supply Terms. Customer's purchase orders submitted to Supplier from time to time with respect to the Products to be purchased hereunder, and Supplier's acknowledgments provided to Customer from time to time, shall be governed by the terms of the Agreement, including these Supply Terms, and nothing to the contrary contained in any such purchase order or acknowledgment shall in any way modify, or add any additional terms and conditions to, the Agreement and/or the Supply Terms. Supplier and Customer understand and acknowledge that the nature of their respective businesses may necessitate occasional requests for waivers of, or variances from, one or more of the terms set forth in these Supply Terms. Supplier and Customer accordingly each agree to cooperate and negotiate in good faith with respect to any such occasional requests for waivers or variances (other than with respect to price terms); provided, however, that this agreement shall not obligate either Supplier or Customer to grant a waiver in any particular instance. Any capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

                  (b) Prices. The purchase price to Customer for each of the Supplier Products ("Purchase Price") shall be determined in accordance with
Section 1.4 of the Agreement. All prices are F.O.B. Supplier's facility currently located at the address listed for Supplier at the beginning of the Agreement.

                  (c) Taxes. Customer's Purchase Price does not include any federal, state or local taxes and/or duties that may be applicable to the Products. When Supplier has the legal obligation to collect such taxes, the appropriate amount shall be added to Customer's invoice and paid by Customer, unless Customer provides Supplier with a valid tax exemption certificate authorized by the appropriate taxing authority.

                  (d) Forecasts. Customer shall supply Supplier, within the first seven (7) business days following the beginning of each month during the term of the Agreement, with a rolling twelve (12) month forecast of Customer's anticipated Requirements. The forecasts for any given month (a "Shipment Month") shall become binding upon Supplier and Customer, following the final permitted adjustment (i.e. the adjustment permitted in the [***] month prior to the Shipment Month so specified below), [***] prior to the start of that Shipment Month (such [***] period to be referred to as the "Committed Period"), at which time Customer shall be required to submit binding purchase orders pursuant to Section (f) below for the number of units forecast for such Shipment Month, and Supplier shall be obligated to accept such purchase orders (but only with respect to production qualified Products). Prior to that time, monthly forecasts may be adjusted by Customer without penalty as follows:

----------
* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[***] month prior to Shipment Month (i.e., between [***]     [***] adjustment from previous forecast for that
and [***] months prior to start of Shipment Month)           Shipment Month

[***] month prior to Shipment Month (i.e. between [***] and  [***] adjustment from previous forecast for that
[***] months prior to start of Shipment Month)               Shipment Month

[***] month prior to Shipment Month (i.e. between [***] and  [***] adjustment from previous forecast for that
[***] months prior to start of Shipment Month)               Shipment Month

[***], [***], [***], [***], [***] and [***] months           [***]
prior to start of Shipment Month

Notwithstanding the foregoing, if a mutually agreed third party published standard (the "Published Standard") indicates, at any time during the term of this Agreement, that standard industry lead times for binding purchase orders for the manufacture of custom ASICs are greater than [***], the monthly forecasting adjustments and Committed Period set forth above shall be appropriately adjusted (upon each such material change, in either direction, in standard industry lead times) to reflect such lengthened industry lead times; provided, however, that if and when the Published Standard indicates that such standard industry lead times revert to being less than or equal to [***], the monthly forecasting adjustments and Committed Period set forth above shall be reset to the original provisions set forth above (i.e., a minimum Committed Period of [***]).

                  (e) Reschedule and Cancellation.

                  (i) Rescheduling. Customer may not reschedule a shipping date within [***] of the date of delivery specified in Customer's purchase order. All other delivery dates specified in Customer's purchase orders may be delayed by up to a maximum of [***] from the original delivery date specified in such purchase orders. Only one (1) reschedule per purchase order is allowed. Notwithstanding the foregoing, the rescheduling of purchase orders specifying delivery days within the Committed Period (as it may be adjusted pursuant to section (d) above) shall be subject to the following restrictions:

                    Months Prior                              Maximum
                    to Shipment                        Reschedule Percentage
                    -----------                        ---------------------
                        [***]                                   [***]%
                        [***]                                   [***]%

                  (ii) Cancellation. Customer may cancel any purchase order specifying a delivery date inside the Committed Period upon written notice to Supplier, subject to a cancellation charge calculated from the following table:

----------
* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                           Stage of                           Cancellation Charge
                          Production                         (% of Contract Price)
                          ----------                         ---------------------
                    Assembly/Finished Goods                          [***]%
                    Probed Die                                       [***]%
                    Wafer Fabrication                                [***]%

                  (f) Order and Acceptance. All orders for Supplier Products submitted by Customer shall be initiated by written purchase orders sent to Supplier and requesting a delivery date during the term of the Agreement; provided, however, that an order may initially be placed orally or by telex if a confirmational written purchase order is received by Supplier within ten (10) days following said oral or telex order. Customer shall submit purchase orders to Supplier at least [***] prior to the requested day of delivery. No Customer order shall be binding upon Supplier unless Supplier acknowledges it in writing. Supplier shall send Customer a formal written acknowledgment or rejection of an order within [***] business days of receipt thereof. If Supplier shall fail to send such an acknowledgment or rejection, the offer shall be deemed rejected. With respect to any order accepted by Supplier, unless Supplier objects to the date of delivery in the purchase order in its acknowledgment of acceptance, Supplier shall use its reasonable best efforts to deliver Supplier Products to Customer on, or no more than three (3) days prior to, the date specified in the purchase order. If Supplier notifies Customer of its objection to the date of delivery specified in an Customer purchase order, the parties shall mutually agree on an alternative delivery date. No partial shipment of an order shall constitute the acceptance of the entire order, absent the written acceptance of such entire order.

                  (g) Payment. Supplier shall submit an invoice to Customer upon shipment of each Supplier Product. The invoice shall cover Customer's Purchase Price for the Supplier Products in a given shipment plus any freight, taxes or other applicable costs initially paid by Supplier but to be borne by Customer. [***]

                  (h) Shipping. All Supplier Products delivered pursuant to the terms of this Agreement shall be suitably packed for air freight shipment in Supplier's standard shipping cartons, marked for shipment at Customer's address set forth above, and delivered to Customer or its carrier agent F.O.B. Supplier's facility currently located at the address listed for Supplier at the beginning of this Agreement, at which time title to such Supplier Products and risk of loss shall pass to Customer. Unless otherwise instructed in writing by Customer, Supplier shall select the carrier. All freight, insurance, and other shipping expenses, as well as any special packing expense, shall be paid by Customer. Customer shall also bear all applicable taxes, duties, and similar charges that may be assessed against the Supplier Products after delivery to the carrier at Supplier's facility.

                  (i) Quality Level. Supplier shall use its reasonable best efforts to achieve an acceptable outgoing quality level of at least 100 ppm (as measured through Supplier's Acceptance Quality Level testing) for all Supplier Products during the term of the Agreement.

----------
* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                  (j)      Warranties and Warranty Disclaimers.

                  (i) Supplier Warranty. Supplier warrants that each Supplier Product will be free from defects in workmanship and materials for [***] from the date of shipment ("Warranty Period"). This warranty does not apply to any Supplier Product which has been misused (including static discharge, improper installation, repair or accident) or neglected or which Supplier is not capable of testing (and such incapability of testing has occurred through no fault of Supplier). Supplier's sole obligation to Customer for a Supplier Product failing to meet this warranty is, at Supplier's option, to replace or repair the Supplier Product or to issue Customer a credit for the purchase price of the Supplier Product, but only if (i) Supplier has received written notice of the warranty claim within the Warranty Period, (ii) Customer has returned the Supplier Product to Supplier in accordance with the rejection procedures set forth in Section k(ii) below, and (iii) Supplier has verified that the Supplier Product is defective. Supplier warrants a replacement or repaired Supplier Product only for the unexpired term of the warranty for the defective Product.

                  (ii) NOTWITHSTANDING CLAUSE (i) ABOVE, SUPPLIER PROVIDES PROTOTYPES "AS-IS", WITHOUT WARRANTY OF ANY KIND.

                  (iii) Supplier's warranties shall not be enlarged by, nor shall any obligation or liability of Supplier arise due to, Supplier providing technical advice, facilities, or service in connection with any Supplier Product.

                  (iv) THE WARRANTY AND REMEDIES STATED IN THIS SECTION (j) ARE EXCLUSIVE. SUPPLIER DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. SUPPLIER NEITHER ASSUMES NOR AUTHORIZES ANY OTHER PERSON TO ASSUME FOR IT ANY OTHER LIABILITY IN CONNECTION WITH THE SALE, INSTALLATION OR USE OF ITS PRODUCTS.

                  (k)      Rejection of Supplier Products.

                  (i) Acceptance Period. Customer shall have the right to inspect all Supplier Products promptly upon receipt thereof and may reject any Supplier Product that fails in any material way to meet the current published specifications for that Supplier Product. Any Supplier Product not properly rejected within forty-five (45) days after receipt of that Supplier Product by Customer ("Rejection Period") shall be deemed accepted. If any Supplier Product is shipped by Customer to its customer prior to expiration of the Rejection Period, then that unit shall be deemed accepted upon shipment by Customer.

                  (ii) Rejection Procedures. To reject a Supplier Product, Customer shall, within the Rejection Period, notify Supplier in writing of its rejection and request a Material Return Authorization ("MRA") number. Supplier shall use its reasonable best efforts to provide the MRA number in writing to Customer within ten (10) days following the receipt of such request; provided, however, that if the quantity rejected by Customer is greater than ten (10) pieces, Supplier shall have the right, prior to issuing an MRA number for the full quantity, to

----------
* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

request that a sample of the defective Supplier Product be returned with the initial MRA. In such case, subject to Supplier's verification of the initial MRA samples, but no later than ten (10) days following the return of such samples, Supplier shall notify Customer in writing of the disposition of the full quantity; provided, however, that in the event such samples are returned by Customer as part of actual Customer product units, Supplier shall have up to thirty (30) days to notify Customer in writing of the disposition of the full quantity. If such full quantity is deemed defective, Supplier shall then issue a subsequent MRA which shall cover such full quantity. Within ten (10) days after receipt of the written MRA number, Customer shall return to Supplier the rejected Supplier Product, freight prepaid, with the MRA number displayed on the outside of the carton. Customer shall have the right to debit the purchase price of rejected Supplier Products from its accounts payable to Supplier immediately upon receipt of the MRA number with respect to such rejected Supplier Products. In this regard, the MRA number issued by Supplier with respect to samples of rejected Supplier Products which are part of larger quantity of rejected Supplier Products shall be considered distinct from the MRA number for such full quantity of rejected Supplier Products. In addition, with respect to rejected quantities greater than ten (10) pieces for which Supplier has issued Customer an MRA number and for which Customer has taken a debit, Supplier shall reserve the right, at its sole option, to repair or replace such rejected quantities and, thereafter, to sell such quantities back to Customer. Provided that Supplier has complied with its obligations in this Section (k), Supplier reserves the right to refuse to accept any rejected Supplier Products that do not bear an MRA number on the outside of the carton.

                  (l) Production Capacity and Supply. Supplier shall use its reasonable best efforts to establish and maintain a minimum production capacity sufficient to supply Customer's Requirements (such Requirements to be determined consistent with these Supply Terms) for all Supplier Products during the term of the Agreement. [***].

----------
* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

 CONFIDENTIAL TREATMENT IS REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.

                                    AMENDMENT

                                       TO

                           PRODUCT PURCHASE AGREEMENT

         This AMENDMENT TO PRODUCT PURCHASE AGREEMENT (this "Amendment") is made and entered into as of the 1st day of January, 2002 by and between GENERAL INSTRUMENT CORPORATION, a Delaware corporation with its principal place of business at 101 Tournament Drive, Horsham, Pennsylvania 19044, acting as the Broadband Communications Sector of Motorola, Inc. ("Customer"), and BROADCOM CORPORATION, a California corporation with its principal place of business at 16215 Alton Parkway, Irvine, California 92618 ("Supplier"), with reference to the following facts and circumstances:

         A. Supplier and Customer are parties to that certain Product Purchase Agreement dated as of November 22, 2000 (the "Initial Agreement") by and between Customer and Supplier.

         B. Supplier and Customer desire to amend the Initial Agreement in the manner set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereto hereby agree as follows:

I.       AMENDMENT.

         (a) The Initial Agreement is hereby amended to delete Exhibit A thereto and replace it with Exhibit A attached hereto. Supplier acknowledges that Customer has satisfied its obligations with respect to the Minimum Purchase Commitment under Exhibit A to the Initial Agreement for all periods prior to January 1, 2002.

         (b) The Initial Agreement is hereby amended by deleting Section 1.6 thereof.

         (c) Section 1.12 of the Initial Agreement is hereby amended to read in its entirety as follows:

                  1.12 Early Access Program. During the term of this Agreement, Customer shall be entitled to full participation in any standard Early Access Program made available by Supplier to any customer for digital video products in [***] (such period to be extended for the full term of any subsequent supply agreement between Supplier and Customer for digital video products) and for cable modem products in [***] (such period to be extended for the full term of any subsequent supply agreement between Supplier and Customer for cable modem products) and [***]; provided, that nothing contained in this Section shall affect Customer's obligation, if any, [***] required by the terms of the Memorandum of Understanding between Customer and Supplier dated [***] in connection with the Early Access Program described therein.

----------
* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

         (d) The Initial Agreement is hereby amended to include the following as Sections 3 and 4:

         3.       SUPPORT

                  So long as Customer is in compliance with this Agreement (including, without limitation, the Minimum Purchase Commitment), Customer will receive [***] support at all Customer facilities.

         4.       DESIGN-IN AND QUALIFICATION OF SUPPLIER [***] PRODUCT

                  4.1 Design-In and Qualification. Customer will design-in and qualify a Supplier device on a model of Customer's [***] product, conditioned upon Supplier delivering, no later than [***], acceptable [***] samples, as described in the Supplier presentation given to Customer on January 25, 2002. The [***] samples will be subject to Customer's approval based on Customer's acceptance testing. Any Customer design award to Supplier for the [***] is contingent upon the price of the [***] being no higher than $[***]. That price is inclusive of the [***] device; [***]; [***] license of the following Supplier tools and software for use with the purchased devices: Supplier's [***], Supplier's [***] tool, Supplier's [***], and Supplier's [***], and technical support for all of the above. Customer will commit to support porting of Supplier's [***] to its current non-Supplier [***] solution on a [***] basis, with full Supplier [***].

                  4.2      DOCSIS Pre-Certification Testing.

                  In consideration for Customer's obligations under Section 4.1, Supplier shall provide, [***] to Customer and as Customer may request, the following pre-certification testing for Customer's [***] products incorporating Supplier's cable modem integrated circuits: up to [***] hours of DOCSIS pre-certification testing preceding DOCSIS Certification Wave [***], up to [***] hours of DOCSIS pre-certification testing preceding DOCSIS Certification Wave [***], and up to [***] hours of DOCSIS pre-certification testing hours preceding DOCSIS Certification Wave [***].

          (e) From and after the date hereof, all references in the Initial Agreement and herein to the "Agreement" shall refer to the Initial Agreement, as modified by this Amendment. For all purposes of the Agreement, other than the Minimum Purchase Commitment, the term "Products" shall be and shall be deemed to refer to all of the Products described in Exhibit A and herein, as if all such items were included in the term "Products" as of the effective date of the Initial Agreement.

II. CREDIT MEMO; [***] OF [***] FEES. While this Agreement has an effective date of January 1, 2002, it is being signed at a later date. Within twenty four (24) hours after the execution and delivery of this Agreement, Supplier will provide Customer with a credit memo to provide Customer with the benefit of the prices set forth in Exhibit A for all products shipped to Customer after December 31, 2001 under the Initial Agreement and the Product Purchase and Warrant Agreement dated November 22, 2000 (the "Product Purchase and Warrant Agreement"), except for those shipments under the Product Purchase and Warrant Agreement which were

----------
* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

applied against the Minimum Purchase Commitment for the fourth quarter of 2001 under the Product Purchase and Warrant Agreement. The terms of the credit memo will entitle Customer to apply the amount thereof to outstanding accounts payable to Supplier or, to the extent no such accounts payable are now outstanding, to receive a cash payment from Supplier. Supplier hereby [***] all [***] fees applicable to Customer's [***] of open purchase orders for the [***] device for quantities [***] up to [***]. Supplier will absorb all costs associated with [***] devices according to Customer's expedited [***] delivery schedule.

III. GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of California, without reference to conflict of laws principles.

IV. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be considered an original, but all of which together will constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart thereof.

V. NO OTHER AMENDMENT. Except as amended hereby, the Initial Agreement shall remain in full force and effect, and all other terms and conditions of the Initial Agreement shall remain in full force and effect and are otherwise unmodified by this Amendment.

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* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their representatives thereunto duly authorized as of the date first written above.

GENERAL INSTRUMENT CORPORATION                BROADCOM CORPORATION
acting as the Broadband Communications
Sector of Motorola, Inc.

By:  [***]                                    By:    /s/ TIM LINDENFELSER
     ----------------------------------            ----------------------------------

Name:  [***]                                  Name:  Tim Lindenfelser
       --------------------------------              --------------------------------

Title:  [***]                                 Title:  Vice President and
        -------------------------------               General Manager,
                                                      Broadband Communications
                                                      Business Unit
                                                      -------------------------------

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* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                    Exhibit A

                     Exhibit A to Product Purchase Agreement

                Products, Prices and Minimum Purchase Commitment

                                PRODUCTS, PRICES

The following are the Products referred to in this Agreement for which prices have been agreed and constitute the "Products" under this Agreement. The per unit prices to be paid for such Products are as set forth below for the calendar half year in which the order for the Product is made, subject to adjustment as hereinafter set forth:

The prices for the following Products would be no higher than as follows for each half-year through [***]:



                                      [***]



The prices for the following Products would be no higher than as follows for each half-year through [***]:



                                      [***]




                           MINIMUM PURCHASE COMMITMENT

         1. The amount of Products required to be purchased by Customer and Customer Affiliates pursuant to the Minimum Purchase Commitment referred to in this Agreement shall be equal to the following percentages of the aggregate quarterly requirements of Customer and Customer Affiliates:

                           (a) for [***] semiconductor device(s), in whatever
                  mix selected by Customer (whether bought individually or in an OEM or ODM product) which provide [***] (specifically the functions provided by Supplier's [***]) for [***]

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* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                  for the products of Customer and the Customer Affiliates, excluding (i) any semiconductor devices which provide [***] (specifically the functions provided by Supplier's [***] series standalone [***] and [***] devices) and (ii) ancillary devices such as Supplier's [***] and [***] devices (the "[***] Requirements"), to be calculated on the basis of [***] (taking into account all [***] programs of Customer and the Customer Affiliates requiring [***] semiconductor devices (including, without limitation, the following programs: [***])):

                      Calendar Quarter                      Percent
                      [***]                                 [***]






                  For clarity, the parties agree that Supplier's [***] and [***] devices are not part of the Minimum Purchase Commitment contained in this paragraph 1(a).

                           (b) for semiconductor device(s) (except for [***]
                  integrated circuits, [***], [***] integrated circuits, and [***] integrated circuits), in whatever mix selected by Customer that contain [***] (specifically the functions provided by Supplier's [***] devices, but excluding the [***] device on a standalone basis) (the "[***] Requirements"), to be calculated on the basis of [***] taking into account all [***] programs of Customer and the Customer Affiliates (including, without limitation, the [***] programs (including, without limitation, [***])):

                  Calendar Quarter                          Percent

                       [***]                                 [***]






         The [***] Requirements shall also include Customer's requirements for semiconductor device(s) included within the foregoing definition of [***] Requirements that are purchased as part of an OEM or ODM product, except for components [***], such as the [***] components to be included in Customer's [***] product.

As used in this Agreement, the term "Requirements" shall refer collectively to the [***] Requirements and the [***] Requirements.

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* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

In connection with their annual audit of the financial statements of Customer and its Affiliates, upon the written request of Supplier delivered to Customer no later than December 1 of the year under audit, the independent certified public accountants of Customer and its Affiliates shall be requested to audit the records of Customer and its Affiliates with respect to Customer's compliance with the Minimum Purchase Commitment provisions. The cost of such audit shall be borne by [***]. Customer also agrees to certify its compliance with these provisions upon reasonable request by Supplier. In addition, Supplier may engage its own accounting firm to independently audit and inspect the books and records of Customer with respect to Customer's compliance with the Minimum Purchase Commitment provisions.

                                PRICE ADJUSTMENTS

The prices for the Products set forth above (or otherwise agreed) shall be subject to the following adjustments.

[***]

[***]

In connection with their annual audit of Supplier's financial statements, upon the written request of Customer delivered to Supplier no later than December 1 of the year under audit, Supplier's independent certified public accountants shall be requested to audit the records of Supplier and its Affiliates with respect to Supplier's compliance with the [***] provisions. In addition, Customer may engage its own accounting firm to independently audit and inspect the books and records of Supplier with respect to Supplier's compliance with the [***] provisions. The cost of such audit shall be borne by [***]. Supplier also agrees to certify its compliance with these provisions upon reasonable request by Customer.

Competitiveness

In furtherance of Section 1.5 of this Agreement, in the event that Customer is given in writing an arms length, bonafide offer from an independent third party (i.e. not an Affiliate of Customer and/or any Affiliate of Customer, or the Customer Affiliates) supplier capable of fulfilling orders for the quantities described in clause (A), (B), or (C), as applicable, to purchase (A) [***] and, in the case of each of (A), (B), and (C), Customer has qualified such other supplier's product as production ready for such quantities and, to the extent that Customer's customers require [***] for such product, such product is [***], as applicable (to the extent that the Product to which such alternative is being compared is itself [***], as applicable), then Customer shall provide written notice of all of the material financial and other relevant terms (including, without limitation, the duration of such offer) (the "Offer Notice") to Supplier. The Offer Notice shall be

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* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

provided regardless of whether the product offered by the third party supplier is [***]. Nothing herein shall require Customer to divulge the name of the third party making the offer. The Offer Notice will include certification by an authorized officer of Customer as to the accuracy and completeness of the foregoing, and that the Offer Notice is capable of being accepted for at least [***] days after the Offer Notice is provided to Supplier. Supplier shall have the opportunity, exercisable within [***] days after Supplier's receipt of the Offer Notice, to meet the terms set forth in the Offer Notice for the relevant product for the period stated in the Offer Notice. In the event that Supplier does not agree to meet the terms set forth in the Offer Notice within such [***] day period, Customer may then accept such offer from such other supplier on the terms set forth in the Offer Notice, without any modification and any products purchased by Customer pursuant to such offer shall be credited toward Customer's Minimum Purchase Commitment to the same extent as if purchased from Supplier; provided that if at any time thereafter any material modifications are made to the terms set forth in the Offer Notice which entitled Customer under clause
(A), (B), or (C) to provide the Offer Notice or if Customer does not purchase any products from such other supplier on the terms set forth in the Offer Notice within [***] from the last date on which Broadcom was permitted to deliver an acceptance of such Offer Notice hereunder, the Customer shall again be required to submit a new Offer Notice with respect thereto prior to being permitted to receive any credit for such products purchased from the third party supplier.

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* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.